SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2006 (September 8, 2006)

AXIS CAPITAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                             Entry into a Material Definitive Agreement.

Employment Agreement with Richard T. Gieryn, Jr.

On September 8, 2006, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), entered into an employment agreement attached hereto as Exhibit 10.1 with Richard T. Gieryn, Jr., the Company’s General Counsel.  Mr. Gieryn’s term of service under the agreement continues until September 8, 2009 followed by automatic one-year renewals unless written notice of termination of his employment is provided by the Company or Mr. Gieryn at least six months prior to the end of the term.  Mr. Gieryn is entitled to an annual base salary of $350,000 and an annual bonus payable at the discretion of the Company as well as other employee benefits.  In addition, the Company granted Mr. Gieryn 10,000 restricted common shares of the Company.

Mr. Gieryn’s employment will automatically terminate upon his death, and the Company may terminate Mr. Gieryn’s employment as a result of his disability, for cause (as defined in the agreement) or without cause upon 30 days notice.  Mr. Gieryn may terminate his employment upon at least six months notice to the Company.

In the event of termination of employment for any reason (other than termination without cause), Mr. Gieryn will be entitled to any accrued and unpaid base salary through the date of termination and all employee benefits to which he is entitled under all employee benefit plans in which he participates.  If the Company terminates Mr. Gieryn’s employment without cause, he is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination, any annual bonus that he would have been entitled to during such 12 month period, assuming that any required performance targets were met, and the immediate vesting of all his equity awards.  If the Company terminates Mr. Gieryn’s employment for cause, he is entitled to continuation of his base salary and employee benefits for a period of 6 months after the date of termination.  If within the first 12 months after a change of control (as defined in the agreement), Mr. Gieryn provides the Company with notice of his intention to terminate his employment as a result of (i) a material change in his position, duties or employee benefits, including a reduction in compensation or (ii) relocation, at the request of the Company, to a place more than 50 miles from his current place of employment, and in each case the Company does not make the necessary corrections within a specified amount of time, then Mr. Gieryn will be entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of such termination, any annual bonus that he would have been entitled to during such 12 month period, assuming that any required performance targets were met, and the immediate vesting of all his equity awards.

If either the Company or Mr. Gieryn gives notice of non-renewal of Mr. Gieryn’s employment or Mr. Gieryn terminates his employment and gives the Company notice, the Company may until the termination date (i) require Mr. Gieryn to perform only those duties as the Company may choose, (ii) require him not to perform any of his duties, (iii) require him to not have any contact with customers, clients or employees of the Company, (iv) exclude him from the Company’s premises and/or (v) require him to resign from all positions with the Company. If the Company elects to take any such action, Mr. Gieryn will continue to be an employee and the Company will continue to pay him his base salary and afford him all employee benefits to which he is entitled until the date of termination.

Mr. Gieryn is subject to non-competition and non-solicitation provisions for a period of six months after termination of employment and ongoing confidentiality requirements.

Employment Agreement with David B. Greenfield

On September 8, 2006, the Company entered into an employment agreement attached hereto as Exhibit 10.2 with David B. Greenfield, the Company’s Executive Vice President and Chief Financial Officer.  Mr. Greenfield’s term of service under the agreement continues until September 8, 2009 followed by automatic one-year renewals unless written notice of termination of his employment is provided by the Company or Mr. Greenfield at least six months prior to the end of the term.  Mr. Greenfield is entitled to an annual base salary of $475,000 and an annual bonus payable at the discretion of the Company as well as other employee benefits.  The annual bonus for the first year of employment will not be less than $200,000.  In addition, the Company granted Mr. Greenfield 10,000 restricted common shares of the Company.

Mr. Greenfield’s employment will automatically terminate upon his death, and the Company may terminate Mr. Greenfield’s employment as a result of his disability, for cause (as defined in the agreement) or without cause upon 30 days notice.  Mr. Greenfield may terminate his employment upon at least six months notice to the Company.

In the event of termination of employment for any reason (other than termination without cause), Mr. Greenfield will be entitled to any accrued and unpaid base salary through the date of termination and all employee benefits to which he is entitled under all employee benefit plans in which he participates.  If the Company terminates Mr. Greenfield’s employment without cause, he is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination, any annual bonus that he would have been entitled to during such 12 month period, assuming that any required performance targets were met, and the immediate vesting of all his equity awards.  If within the first 12 months after a change of control (as defined in the agreement), Mr. Greenfield provides the Company with notice of his intention to terminate his employment as a result of (i) a material change in his position, duties or employee benefits, including a reduction in compensation or (ii) relocation, at the request of the Company, to a place more than 50 miles from his current place of employment, and in each case the Company does not make the necessary corrections within a specified amount of time, then Mr. Greenfield will be entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of such termination, any annual bonus that he would have been entitled to during such 12 month period, assuming that any required performance targets were met, and the immediate vesting of all his equity awards.

If either the Company or Mr. Greenfield gives notice of non-renewal of Mr. Greenfield’s employment or Mr. Greenfield terminates his employment and gives the Company notice, the Company may until the termination date (i) require Mr. Greenfield to perform only those duties as the Company may choose, (ii) require him not to perform any of his duties, (iii) require him to not have any contact with customers, clients or employees of the Company, (iv) exclude him from the Company’s premises and/or (v) require him to resign from all positions with the Company. If the Company elects to take any such action, Mr. Greenfield will continue to be an employee and the Company will continue to pay him his base salary and afford him all employee benefits to which he is entitled until the date of termination.

Mr. Greenfield is subject to non-competition provisions for a period of six months after termination of employment, non-solicitation provisions for a period of twelve months after termination of employment and ongoing confidentiality requirements.

Employment Agreement with Brian W. Goshen

On September 8, 2006, the Company entered into an employment agreement attached hereto as Exhibit 10.3 with Brian W. Goshen, the Company’s Chief Human Resources Officer.  Mr. Goshen’s term of service under the agreement continues until September 8, 2009 followed by automatic one-year renewals unless written notice of termination of his employment is provided by the Company or Mr. Goshen at least six months prior to the end of the term.  Mr. Goshen is entitled to an annual base salary of $280,000 and an annual bonus payable at the discretion of the Company as well as other employee benefits.  In addition, the Company granted Mr. Goshen 5,000 restricted common shares of the Company.

Mr. Goshen’s employment will automatically terminate upon his death, and the Company may terminate Mr. Goshen’s employment as a result of his disability, for cause (as defined in the agreement) or without cause upon 30 days notice.  Mr. Goshen may terminate his employment upon at least six months notice to the Company.

In the event of termination of employment for any reason (other than termination without cause), Mr. Goshen will be entitled to any accrued and unpaid base salary through the date of termination and all employee benefits to which he is entitled under all employee benefit plans in which he participates.  If the Company terminates Mr. Goshen’s employment without cause, he is entitled to continuation of his base salary and employee benefits for a period of 6 months after the date of termination and the immediate vesting of all his equity awards.  If the Company terminates Mr. Goshen’s employment for cause, he is entitled to continuation of his base salary and employee benefits for a period of 6 months after the date of termination.  If within the first 12 months after a change of control (as defined in the agreement), Mr. Goshen provides the Company with notice of his intention to terminate his employment as a result of (i) a material change in his position, duties or employee benefits, including a reduction in compensation or (ii) relocation, at the request of the Company, to a place more than 50 miles from his current place of employment, and in each case the Company does not make the necessary corrections within a specified amount of time, then Mr. Goshen will be entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of such termination and any annual bonus that he would have been entitled to during such 12 month period, assuming that any required performance targets were met.

If either the Company or Mr. Goshen gives notice of non-renewal of Mr. Goshen’s employment or Mr. Goshen terminates his employment and gives the Company notice, the Company may until the termination date (i) require Mr. Goshen to perform only those duties as the Company may choose, (ii) require him not to perform any of his duties, (iii) require him to not have any contact with customers, clients or employees of the Company, (iv) exclude him from the Company’s premises and/or (v) require him to resign from all positions with the Company. If the Company elects to take any such action, Mr. Goshen will continue to be an employee and the Company will continue to pay him his base salary and afford him all employee benefits to which he is entitled until the date of termination.

Mr. Goshen is subject to non-competition and non-solicitation provisions for a period of six months after termination of employment and ongoing confidentiality requirements.

Amendment to 2006 Directors Annual Compensation Program

On September 8, 2006, the Board of Directors of the Company, upon the recommendation of the Compensation Committee and pursuant to the Bye- laws, amended the Directors Annual Compensation Program (the “Program”) to increase the annual award of restricted stock under the Program to $65,000 from $35,000.  The revised Program is attached hereto as Exhibit 10.4.  In addition, the Compensation Committee of the Board of Directors of the Company increased the annual retainer for directors from $35,000 to $50,000.

The agreements described above are attached hereto as exhibits and are incorporated herein by reference. The foregoing descriptions of the agreements are not complete and are qualified in their entirety by reference to the complete text of the agreements.

Item 5.02                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2006, the Board of Directors of the Company, upon the recommendation of its Nominating and Corporate Governance Committee and pursuant to its Bye-laws, elected Mr. Geoffrey Bell as a new director to fill a vacancy on the Board of Directors caused by resignations previously reported by the Company.  In addition, Mr. Bell was appointed as a member of the Finance Committee. Mr. Bell will serve as a Class III director, effective September 8, 2006 and will serve on the Board until the Annual General Meeting in 2007.

Item 9.01                             Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and Richard T. Gieryn, Jr.

10.2	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and David B. Greenfield.

10.3	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and Brian W. Goshen.

10.4	2006 Directors Annual Compensation Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and Richard T. Gieryn, Jr.

10.2	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and David B. Greenfield.

10.3	Employment Agreement, dated September 8, 2006 between AXIS Capital Holdings Limited and Brian W. Goshen.

10.4	2006 Directors Annual Compensation Program.